SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

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Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(e)(2))
[x]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                           Netsmart Technologies, Inc.
                (Name of Registrant as Specified In Its Charter)

                                      N.A.
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
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               ................................................................
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                                       1

                           Netsmart Technologies, Inc.
                              3500 Sunrise Highway
                              Great River, NY 11739

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  May 13, 2004


        NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of Netsmart Technologies, Inc., will be held at the offices of Netsmart, 3500 Sunrise Highway, Great River, NY 11739 on Thursday, May 13, 2004, at 10:00 A.M. local time. At the meeting, you will be asked to vote on:

(1)        The election of seven directors to the board of directors;

(2) The approval of an increase in the number of shares available under Netsmart's 2001 Long-Term Incentive Plan;

(3) The approval of an amendment to the automatic grant provisions of Netsmart's 2001 Long-Term Incentive Plan;

(4) The approval of the selection of Marcum & Kliegman LLP as Netsmart's independent certified public accountants for the year ending December 31, 2004; and

(5) The transaction of such other and further business as may properly come before the meeting.

        The board of directors has fixed the close of business on March 16, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting. A list of stockholders eligible to vote at the annual meeting will be available for inspection during normal business hours for purposes germane to the meeting during the ten days prior to the meeting at 3500 Sunrise Highway, Great River, New York 11739.

        The enclosed proxy statement contains information pertaining to the matters to be voted on at the annual meeting. A copy of Netsmart's Annual Report on Form 10-K for 2003 is being mailed with this proxy statement.

                                           By order of the Board of Directors

                                           Anthony F. Grisanti
                                           Secretary
Great River, New York
March 30, 2004

        WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING PRE-ADDRESSED POSTAGE-PAID ENVELOPE AS DESCRIBED ON THE ENCLOSED PROXY CARD. YOUR PROXY, GIVEN THROUGH THE RETURN OF THE ENCLOSED PROXY CARD, MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH OUR CORPORATE SECRETARY PRIOR TO THE MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

                           NETSMART TECHNOLOGIES, INC.
                              3500 Sunrise Highway
                              Great River, NY 11739
                     --------------------------------------

                                 PROXY STATEMENT
                     --------------------------------------
                         Annual Meeting of Stockholders
                                  May 13, 2004
                     --------------------------------------


        The accompanying proxy and this proxy statement have been prepared by our management for the board of directors. Your proxy is being solicited by the board of directors for use at our 2004 annual meeting of stockholders to be held at our executive offices, 3500 Sunrise Highway, Great River, NY 11739 on Thursday, May 13, 2004 at 10:00 A.M. or at any adjournment thereof. This proxy statement contains information about the matters to be considered at the meeting or any adjournments or postponements of the meeting and is first being mailed to stockholders, together with the related proxy and a copy of our annual report on Form 10-K for the year ended December 31, 2003, on or about March 30, 2004.


                                ABOUT THE MEETING

 What is being considered at the meeting?

         You will be voting for:

(1) the election of seven directors for a term of 1 year;
(2) the approval of an increase in the number of shares available under our 2001 Long-Term Incentive Plan;
(3) the approval of an amendment to the automatic grant provisions of our 2001 Long-Term Incentive Plan;
(4) the approval of the selection of Marcum & Kliegman LLP as our independent certified public accountants for the year ending December 31, 2004; and
(5) the transaction of such other and further business as may properly come before the meeting.

         In addition, our management will report on our performance during fiscal 2003 and respond to your questions.

 Who is entitled to vote at the meeting?

         You may vote if you owned stock as of the close of business on March 16, 2004. Each share of stock is entitled to one vote.

 How do I vote?

         You can vote in two ways:

     (1) By attending the meeting; or

     (2) By completing, signing and returning the enclosed proxy card.

Can I change my mind after I vote?

         Yes, you may change your mind at any time before the polls close at the meeting. You can do this by (1) signing another proxy with a later date and returning it to us prior to the meeting, or (2) voting again at the meeting.

 What if I return my proxy card but do not include voting instructions?

         Proxies that are signed and returned but do not include voting instructions will be voted FOR the election of the nominee directors, the increase in the number of shares under our 2001 Long-Term Incentive Plan and the other proposed amendments to our 2001 Long-Term Incentive Plan.

 What does it mean if I receive more than one proxy card?

         It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is American Stock Transfer & Trust Company, 718-921-8000.

 Will my shares be voted if I do not provide my proxy?

         Yes, if they are held in a brokerage account. Your shares may be voted under certain circumstances if they are held in the name of the brokerage firm. Brokerage firms generally have the authority to vote customers unvoted shares, which are called "broker non-votes," on certain routine matters. Shares represented by broker non-votes will be counted as voted by the brokerage firm in the election of directors. When a brokerage firm votes its customer's unvoted shares, these shares are also counted for purposes of establishing a quorum.

         If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

 How many votes must be present to hold the meeting?

         Your shares are counted as present at the meeting if you attend the meeting and vote in person or if you properly return a proxy by mail. In order for us to conduct our meeting, a majority of our outstanding shares as of March 16, 2004, must be present at the meeting. This is referred to as a quorum. On March 16, 2004, we had 5,335,200 shares issued and outstanding, excluding treasury shares.

 What vote is required to elect directors?

         Directors are elected by a plurality of the votes cast. Abstentions will have no effect on the voting outcome with respect to the election of directors.

What vote is required to approve the increase in the number of shares under our 2001 Long-Term Incentive Plan?

         The proposal to approve the amendment to our 2001 Long-Term Incentive Plan requires the approval of a majority of the shares of common stock present and voting, provided that a quorum is present.



What vote is required to approve the amendments to our 2001 Long-Term Incentive
Plan?

         The proposal to approve the amendments to our 2001 Long-Term Incentive
Plan requires the approval of a majority of the shares of common stock present and voting, provided that a quorum is present.

What vote is required to approve the selection of our independent certified public accountants?

          The proposal to approve the selection of Marcum & Kliegman LLP as our independent accountant requires the approval of a majority of the shares of common stock present and voting, provided that a quorum is present.


                                  PROPOSAL 1 -
                              ELECTION OF DIRECTORS

        Our directors are elected annually by the stockholders to serve until the next annual meeting of stockholders and until their respective successors are duly elected. Our bylaws provide that the number of directors comprising the whole board shall be determined from time to time by resolution of the board of directors. Our board of directors has determined that it is advisable, in light of recently-adopted Nasdaq governance rules, to establish the size of the board for the ensuing year at seven directors and is therefore recommending that seven of our incumbent directors be re-elected. If any nominee becomes unavailable for any reason, a situation which is not anticipated, a substitute nominee may be proposed by the board of directors, and any shares represented by proxy will be voted for any substitute nominee, unless the board reduces the number of directors.

        The board of directors is presently comprised of eight individuals, Messrs. James L. Conway, Edward D. Bright, John F. Phillips, Gerald O. Koop,
Joseph G. Sicinski, Francis J. Calcagno, John S.T. Gallagher and Dr. Yacov
Shamash.  It has been determined that Mr. Bright will not seek re-election.

        The following table sets forth certain information concerning the nominees for director:


      Name                     Age     Position with the Company                Director  Since

      James L. Conway             56   Chief Executive Officer and Director           1996
      Gerald O. Koop              65   President and Director                         1998
      John F. Phillips            66   Vice President and Director                    1994
      Joseph G. Sicinski(1)       71   Director                                       1998
      Francis J. Calcagno(1,2)    54   Director                                       2001
      John S.T. Gallagher(1,2)    73   Director                                       2002
      Dr. Yacov Shamash(2)        54   Director                                       2004
---------------
(1) Member of the Audit and Compensation Committees.
(2) Member of the Nominating & Governance Committee.

Director Biographies

        Mr. James L. Conway has been our chief executive officer since April 1998, a director since January 1996 and president from January 1996 until January 2001. From 1993 until April 1998, he was president of a Long Island based manufacturer of specialty vending equipment for postal, telecommunication and other industries. He was previously vice president, treasurer and director of ITT Credit Corporation. Mr. Conway was recently elected to the board of LISTnet which is an organization with the objective of promoting Long Island as one of the national centers of excellence for software and technology solutions. He also serves and is a member of the CEO Roundtable for Long Island.

        Mr. Gerald O. Koop has been one of our directors since June 1998 and president since January 2001. He has held management positions with Creative Socio-Medics for more than the past five years, most recently as its chief executive officer, a position he has held since 1996.

        Mr. John F. Phillips has been one of our directors and president of Creative Socio-Medics since June 1994, when Creative Socio-Medics was acquired, and our vice president since June 1994.

        Mr. Joseph G. Sicinski has been one of our directors since June 1998. He was president and director of Trans Global Services, Inc., a technical staffing company, from September 1992 until April 1998. From April 1998 until September 2002 he was also chief executive officer of Trans Global. In September 2003 he retired from Trans Global and co-founded Novus Management Services, Inc, a company providing services related to the insurance industry where he is also a board member. In February 2004 he co-founded BDS Strategic Solutions, Inc., a company providing permanent and temporary staffing with solution services and programs related to human resource issues. He is chairman of the board of directors of BDS.

        Mr. Francis J. Calcagno has been one of our directors since September 2001. He is a senior managing director of Dominick & Dominick LLC, a position he has held since 1997. From 1993 until 1997, he was a managing director of Deloitte and Touche, LLP.

        Mr. John S.T. Gallagher has been one of our directors since March 2002. He is deputy county executive for health and human services in Nassau County, New York. He has been a senior executive officer of North Shore University Hospital and North Shore - Long Island Jewish Health System since 1982, having served as executive vice president of North Shore from 1982 until 1992, president from 1992 until 1997 and chief executive officer of the combined hospital system from 1997 until January 2002. In January 2002, he became co-chairman of the North Shore - Long Island Jewish Heath System Foundation. Mr. Gallagher is also a director of Perot Systems Corporation, a worldwide provider of information technology services.

        Dr. Yacov Shamash has been one of our directors since January 2004. Dr. Shamash is Vice President for Economic Development and the Dean of the College of Engineering and Applied Sciences at Stony Brook University. Prior to joining SUNY Stony Brook in 1992, Dr. Shamash served as the Director of the School of Electrical Engineering and Computer Science at Washington State University. He has also held faculty positions at Florida Atlantic University, the University of Pennsylvania and Tel Aviv University. He received his undergraduate and graduate degrees from Imperial College of Science and Technology in London, England. Dr. Shamash has been a member of the Board of Directors of KeyTronic Corporation, a contract manufacturer, since 1989, of American Medical Alert Corporation, a healthcare service provider, since 2001 and of Manchester Technologies, Inc., a hardware and software technology provider, since 2003.

        Our directors are elected for a term of one year.

        None of our officers and directors are related.

        Our certificate of incorporation includes certain provisions, permitted under Delaware law, which provide that our directors shall not be personally liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director's duty of loyalty to us or our stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for any transaction from which the director derived an improper personal benefit, or (iv) for certain conduct prohibited by law. The Certificate of Incorporation also contains broad indemnification provisions. These provisions do not affect the liability of any director under Federal or applicable state securities laws.

Vote Required

        Provided that a quorum is present at the annual meeting, the seven directors receiving the most votes are elected as directors for a term of one year and until their successors are elected and qualified.

        The board of directors recommends a vote FOR the nominees listed above.

Directors' Compensation

        We pay each of our non-employee directors an annual fee of $20,000 and we pay the chairman of our Audit Committee and Compensation Committee an additional $12,500 per annum in respect of his service on each such committee.

Board of Directors and Committee Meetings

        Our company's business, property and affairs are managed by or under the direction of the board of directors. Members of the board are kept informed of our company's business through discussion with the chief executive officer and other officers, by reviewing materials provided to them and by participating at meetings of the board and its committees.

        We currently have three committees of the board of directors - the Audit Committee, the Compensation Committee and the Nominating & Governance Committee.

        Excluding actions by unanimous written consent, for the fiscal year ended December 31, 2003, there were 8 meetings of the board of directors, 3 meetings of the Compensation Committee and 4 meetings of the Audit Committee. Each director attended at least 75% of the meetings of the board and any committee of which they are members. Since our Nominating & Governance Committee was formed in February 2004, there were no meetings of that committee during our fiscal year ended December 31, 2003.

        The Audit Committee consists of three independent directors, Mr. Gallagher, who is chairman of the committee, and Messrs. Calcagno and Sicinski. Our Audit Committee is involved in discussions with our independent auditors with respect to the scope and results of our year-end audit, our quarterly results of operations, our internal accounting controls and the professional services furnished by the independent auditors. See "Audit Committee Report." Our board of directors has adopted a written charter for the Audit Committee which the Audit Committee reviews and reassesses for adequacy on an annual basis. A copy of the Audit Committee's current charter is attached to this proxy statement as Appendix A. The charter can also be found on our website at www.csmcorp.com.

        The Compensation Committee, which is composed of Mr. Gallagher, who is a chairman of the committee, and Messrs. Calcagno and Sicinski, services as the stock option committee for our stock option plans and the employee stock purchase plan, and it reviews and approves any employment agreements with management and changes in compensation for our executive officers. Each of Messrs. Gallagher, Calcagno and Sicinski is independent, as that term is defined in the listing standards of the Nasdaq Stock Market. See "Compensation/Stock Option Committee Report on Executive Compensation." The Compensation Committee charter can be found on our website at www.csmcorp.com.

        In February 2004, we formed our Nominating & Governance Committee. The committee's can be found on our website at www.csmcorp.com. The Nominating & Governance Committee is primarily responsible for reviewing our corporate governance principles and independence standards; overseeing the annual evaluation of our board and its committees; discharging the board's responsibilities related to compensation of directors; identifying and evaluating individuals for board and committee membership and chairs; making recommendations to the board concerning the selection of director nominees and making recommendations as to the size and composition of the board and its committees. It will consider director nominee recommendations by stockholders provided that the names of such nominees, accompanied by relevant biographical information, are properly submitted in writing to our Secretary in accordance with the procedures described below. The members of the Nominating & Governance Committee are Dr. Shamash, who is chairman of the committee, and Messrs. Gallagher and Calcagno, each of whom is independent, as that term is defined by the listing standards of the Nasdaq Stock Market.

        Our board has adopted a Code of Conduct that applies to all of our employees, officers and directors and a code of ethics that applies to our senior financial officers. You can find links to these materials on our website at: www.csmcorp.com.

Nominees for Director

        Any stockholder who wants to nominate a candidate for election to the Board must deliver timely notice to our Secretary at our principal executive offices. In order to be timely, the notice must be delivered

        * in the case of an annual meeting, not less than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders, although if we did not hold an annual meeting or the annual meeting is called for a date that is not within 30 days of the anniversary date of the prior year's annual meeting, the notice must be received a reasonable time before we begin to print and mail our proxy materials; and
        * in the case of a special meeting of stockholders called for the purpose of electing directors, the notice must be received a reasonable time before we begin to print and mail our proxy materials.

        The stockholder's notice to the Secretary must set forth (1) as to each person whom the stockholder proposes to nominate for election as a director (a) his name, age, business address and residence address, (b) his principal occupation and employment, (c) the number of shares of common stock of Netsmart which are owned beneficially or of record by him and (d) any other information relating to the nominee that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder; and (2) as to the stockholder giving the notice (a) his name and record address, (b) the number of shares of common stock of the corporation which are owned beneficially or of record by him, (c) a description of all arrangements or understandings between the stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the stockholder, (d) a representation by him that he is a holder of record of stock of Netsmart entitled to vote at such meeting and that he intends to appear in person or by proxy at the meeting to nominate the person or persons named in his notice and (e) any other information relating to the stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. The notice delivered by a stockholder must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. The stockholder must be a stockholder of record on the date on which he gives the notice described above and on the record date for the determination of stockholders entitled to vote at the meeting.


                                  PROPOSAL 2 -
                 APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES
                AVAILABLE UNDER THE 2001 LONG-TERM INCENTIVE PLAN

        The board of directors believes that in order to attract and retain the services of executive and other key employees, it is necessary for us to have the ability and flexibility to provide a compensation package which compares favorably with those offered by other companies. Accordingly, in December 4, 2001, the board of directors adopted, and on March 2, 2002, the stockholders approved, the 2001 Long-Term Incentive Plan, covering 180,000 shares of common stock. On October 11, 2002, the board of directors adopted, subject to stockholder approval, an amendment to the 2001 Long-Term Incentive Plan to increase the number of shares subject to the plan from 180,000 shares to 550,000 shares, which was approved by our stockholders in January 2003. There are currently 1,500 shares available for grant. Following the automatic grant of shares to our non-employee directors on April 1, 2004 pursuant to the terms of the 2001 Long-Term Incentive Plan, no shares will be available for grant. In January 2004, our board of directors again approved an increase of 400,000 shares in the number of shares subject to the plan - to a total of 950,000 shares, subject to stockholder approval.

        Although we presently have two other stock option plans, the 1998 and 1999 Long-Term Incentive Plans, as of March 12, 2004, there are presently only 4,250 shares available for grant under those plans. As of that date, we had granted options or other equity-based incentives for a total of 1,090,000 shares of common stock under these prior plans and had issued a total of 1,018,750 shares of common stock under these plans, 62,000 shares of common stock were subject to outstanding options and 5,000 options had expired. However, any shares which are subject to outstanding options which expire unexercised may be subject to awards under the plans.

        Our stock option plans are administered by a committee of at least two non-employee directors appointed by the board. The compensation committee serves as the committee under all of our stock option plans. Any member or alternate member of the committee is not eligible to receive options or stock under these plans except for the annual option grant and certain options grants which were approved by the stockholders in connection with the approval of the 1998 plan. The committee has broad discretion in determining the persons to whom stock options or other awards are to be granted and the terms and conditions of the award, including the type of award, the exercise price and term and restrictions and forfeiture conditions. If no committee is appointed, the functions of the committee are performed by the board of directors. The compensation committee currently consists of Messrs. Francis J. Calcagno, John S.T. Gallagher and Joseph G. Sicinski.

        Set forth below is a summary of the 2001 plan, as amended, but this summary is qualified in its entirety by reference to the full text of the 2001 plan, a copy of which is included as Appendix A to this proxy statement. The summary does not take into account the proposed amendments to the plan described under proposal 3, below.

Summary

        The plan, which expires in December 3, 2011 unless terminated earlier by the board of directors, gives the board of directors broad authority to modify the plan, and, in particular, to eliminate any provisions which are not required in order to meet the requirements of Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

        After giving effect to the proposed increase in the number of shares available under the 2001 plan, we may issue a maximum of 950,000 shares of common stock under the amended 2001 plan, of which options to purchase 550,000 shares of common stock have been granted. If an option under the 2001 plan expires or terminates without being exercised in full or if shares awarded under the plan are forfeited or otherwise terminate without a payment being made to the participant in the form of stock, such shares will again be available for future issuance under the plan. The plan imposes no limit on the number of officers and other key employees to whom awards may be made.

        We may make awards under the 2001 plan to key employees, including officers and directors of Netsmart and our subsidiaries, and consultants and others who perform services for Netsmart and our subsidiaries, except that directors who are not employed by us or our subsidiaries or are not otherwise engaged by us are not eligible for options under the 2001 plan, except that the 2001 plan provides for the automatic grant to each non-employee directors of a non-qualified option to purchase 5,000 shares of common stock on April 1st of each year, commencing April 1, 2002. In the event that the stockholders also approve the proposed amendment to the plan to increase the number of shares granted to non-employee directors described in Proposal 3, below, the number of shares underlying the options granted to the outside directors will be increased to 6,000 and the number of shares underlying the options granted to the chairman of the audit committee and the compensation committee will be increased to 7,500. If any non-employee director is first elected to the board after April 1st in any calendar year, the director will receive the automatic grant on an option to purchase 5,000 shares of common stock on the date of his or her election, which will be increased to 6,000 shares in the event that proposal 3 is approved. The options to non-employee directors pursuant to the annual grant or the grant to newly-elected non-employee directors have a term of five years from the date of grant and become exercisable as to all of the shares of common stock subject to the option six months from the date of grant, except that they become immediately exercisable if a change of control, as defined in the 2001 plan, should occur and such options terminate seven months after termination of service if such termination is other than as a result of his or her death or disability.

        The committee has the authority to grant the following types of awards under the 2001 plan: incentive or non-qualified stock options; stock appreciation rights; restricted stock; deferred stock; stock purchase rights and/or other stock-based awards. All options granted under the 2001 plan are exercisable at the fair market value of our common stock on the date of grant. Outstanding options cannot be repriced without stockholder approval. The 2001 plan is designed to provide us with broad discretion to grant incentive stock-based rights.

Federal Income Tax Consequences

        The following is a brief summary of the Federal income tax consequences as of the date hereof with respect to awards under the 2001 plan for participants who are both citizens and residents of the United States. This description of the Federal income tax consequences is based upon law and Treasury interpretations in effect on the date of this prospectus (including proposed and temporary regulations which may be changed when finalized), and it should be understood that this summary is not exhaustive, that the law may change and further that special rules may apply with respect to situations not specifically discussed herein, including federal employment taxes, foreign, state and local taxes and estate or inheritance taxes. As such, participants are urged to consult with their own qualified tax advisors. The 2001 plan is not qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended.

Options or Stock Purchase Rights

Non-Qualified Options
---------------------

        No taxable income will be realized by the participant upon the grant of a non-qualified option.

      Exercise with Cash
      ------------------

        On exercise, the excess of the fair market value of the stock at the time of exercise over the option price of such stock will be compensation and
(i) will be taxable at ordinary income tax rates in the year of exercise, (ii) will be subject to withholding for Federal income tax purposes and (iii) generally will be an allowable income tax deduction to us. The participant's tax basis for stock acquired upon exercise of a non-qualified option will be equal to the option price paid for the stock, plus any amounts included in income as compensation.

      Exercise with Common Stock
      --------------------------

        If the participant pays the exercise price of an option in whole or in part with previously-owned shares of common stock, the participant's tax basis and holding period for the newly-acquired shares is determined as follows: As to a number of newly-acquired shares equal to the number of previously-owned shares used by the participant to pay the exercise price, no gain or loss will be recognized by the participant on the date of exercise and the participant's tax basis and holding period for the previously-owned shares will carry over to the newly-acquired shares on a share-for-share basis, thereby deferring any gain inherent in the previously-owned shares. As to each remaining newly acquired share, the participant's tax basis will equal the fair market value of the share on the date of exercise and the participant's holding period will begin on the day after the exercise date. The participant's compensation income and our deduction will not be affected by whether the exercise price is paid in cash or in shares of common stock. Special rules, discussed below under "Incentive Stock Options - Disposition of Incentive Option Shares," will apply if a participant surrenders previously-owned shares acquired upon the exercise of an incentive option that have not satisfied certain holding period requirements in payment of any or all of the exercise price of a non-qualified option.

      Disposition of Option Shares
      ----------------------------

        When a sale of the acquired shares occurs, a participant will recognize capital gain or loss equal to the difference between the sales proceeds and the tax basis of the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets. The capital gain or loss will be long-term capital gain or loss treatment if the shares have been held for more than 12 months. There will be no tax consequences to us in connection with a sale of shares acquired under an option.

Incentive Stock Options
-----------------------

        The grant of an ISO will not result in any federal income tax to a participant.

      Exercise with Cash
      ------------------

        Upon the exercise of an incentive option, a participant normally will not recognize any income for federal income tax purposes. However, the excess of the fair market value of the shares transferred upon the exercise over the exercise price of such shares (the "spread") generally will constitute an adjustment to income for purposes of calculating the alternative minimum tax of the participant for the year in which the option is exercised and as a result of the exercise a participant's federal income tax liability may be increased.

      Exercise with Common Stock
      --------------------------

        If the holder of an incentive stock option pays the exercise price, in full or in part, with shares of previously acquired common stock, the exchange should not affect the incentive stock option tax treatment of the exercise. No gain or loss should be recognized on the exchange and the shares received by the participant, equal in number to the previously acquired shares exchanged therefor, will have the same basis and holding period as the previously acquired shares. The participant will not, however, be able to utilize the old holding period for the purpose of satisfying the incentive stock option holding period requirements described below. Shares received in excess of the number of previously acquired shares will have a basis of zero and a holding period, which commences as of the date the common stock is issued to the participant upon exercise of the incentive option. If an exercise is effected using shares previously acquired through the exercise of an incentive stock option, the exchange of the previously acquired shares will be considered a disposition of such shares for the purpose of determining whether a Disqualifying Disposition has occurred.

      Disposition of Incentive Option Shares
      --------------------------------------

        If the incentive option holder disposes of the stock acquired upon the exercise of an ISO (including the transfer of acquired stock in payment of the exercise price of another incentive stock option) either within two years from the date of grant or within one year from the date of exercise, the option holder will recognize ordinary income at the time of such disqualifying disposition to the extent of the difference between the exercise price and the lesser of the fair market value of the stock on the date the incentive option is exercised or the amount realized on such disqualifying disposition. Any remaining gain or loss is treated as a short-term or long-term capital gain or loss, depending on how long the shares were held prior to the disqualifying disposition. In the event of such disqualifying disposition, the incentive stock option alternative minimum tax treatment described above under " -- Exercise with Cash," may not apply (although, where the disqualifying disposition occurs subsequent to the year the incentive stock option is exercised, it may be necessary for the participant to amend his return to eliminate the tax preference item previously reported).

Our Deduction
-------------

        We are not entitled to a tax deduction upon either exercise of an incentive option or disposition of stock acquired pursuant to such an exercise, except to the extent that the option holder recognized ordinary income in a disqualifying disposition.

Stock Appreciation Rights and Phantom Stock
-------------------------------------------

        The grant of stock appreciation rights or phantom stock ordinarily will not result in any federal income tax to a participant. Upon the exercise of a stock appreciation or phantom stock right, a participant will recognize ordinary income in an amount equal to the cash or the fair market value of the stock, if any, received by the participant. At such time, we will be entitled to a tax deduction for the amount of income recognized by the participant.

Stock Grants
------------

A participant who receives a stock grant under the 2001 plan generally will be taxed at ordinary income rates on the fair market value of shares when they vest, if subject to vesting or other restrictions, or, otherwise, when received.

        However, a participant who, within 30 days after receiving such shares, makes an election under Section 83(b) of the Internal Revenue Code of 1986, will recognize ordinary income on the date of issuance of the stock equal to the fair market value of the shares on that date. If a Section 83(b) election is made, the holding period for the shares will commence on the day after the shares are received and no additional taxable income will be recognized by the participant at the time the shares vest. However, if shares subject to a Section 83(b) election are forfeited, no tax deduction is allowable to the participant for the forfeited shares. Taxes are required to be withheld from the participant at the time and on the amount of ordinary income recognized by the participant. We will be entitled to a deduction at the same time and in the same amount as the participant recognizes income.

        Dividends paid on shares still subject to restrictions are compensation income to the participant and compensation expense to us. If a Section 83(b) election is timely made by a participant, dividends paid on restricted shares will be dividend income to the participant.

Option Grants During 2003

        During 2003, we granted options to purchase 370,000 shares of common stock under the 2001 plan, 161,500 of which were granted to our executive officers. See " MANAGEMENT -- Stock Option Grants in Last Fiscal Year." In addition, options to purchase 25,000 shares of common stock at a price of $4.37 per share were granted to our management directors under the 2001 plan.

Vote Required

        The proposal to approve an increase in the number of shares available under 2001 plan requires the approval of a majority of the shares of common stock present and voting, provided that a quorum is present.

        The board of directors recommends a vote FOR the proposal.

                                  PROPOSAL 3 -
           APPROVAL OF AMENDMENTS TO THE 2001 LONG-TERM INCENTIVE PLAN

        Our 2001 Long-Term Incentive Plan provides for the automatic grant to each non-employee director of a non-qualified option to purchase 5,000 shares of common stock on April 1st of each year, commencing April 1, 2002. Subject to approval of the increase in the number of shares available under the 2001 Plan in accordance with proposal 2, stockholders are requested in this proposal 3 to approve an amendment to the 2001 plan to increase the number of shares underlying options granted automatically to each non-employee director from 5,000 shares to 6,000 shares and to increase the number of shares underlying options granted to the non-employee director serving as Chairman of each of the Audit Committee and Compensation Committee from 5,000 shares to 7,500 shares; provided, that if one person serves as Chairman of both committees he would receive options to purchase a total of 7,500 shares.

        Since the number of shares under the 2001 plan is insufficient to permit the automatic grant of options to purchase 5,000 shares to each of the non-employee directors on April 1, 2004, in the event that stockholders approve proposal 2 and this proposal 3, on the date stockholders approve the proposals each non-employee director will be granted options to purchase 5,625 shares and the non-employee director serving as Chairman of the Audit and Compensation Committee will be granted options to purchase 7,125 shares. The number of options to be granted to the non-employee directors on receipt of stockholder approval was determined by subtracting the options to purchase 375 shares to be granted automatically on April 1, 2004 pursuant to the current terms of the 2001 Long-Term Incentive Plan from the number of shares to be granted following approval of this proposal 3

        A summary of the 2001 plan is set forth under proposal 2, above.

        The board of directors believes that it is increasingly difficult to attract and retain qualified individuals to serve as directors of public companies. In addition, Nasdaq's newly-adopted governance requirements require that a majority of the board of directors be "independent" as defined by Nasdaq. The board of directors believes that we must provide our independent directors with compensation which compares favorably to the compensation provided by other companies. The board believes that the increase in the number of options automatically granted to our non-employee directors will enable us to provide our non-employee directors with a favorable compensation package.

Vote Required

        The proposal to approve the amendment to the 2001 plan requires the approval of a majority of the shares of common stock present and voting, provided that a quorum is present.

        The board of directors recommends a vote FOR the proposal.

                                  PROPOSAL 4 -
                        SELECTION OF INDEPENDENT AUDITORS

        It is proposed that the stockholders approve the selection of Marcum & Kliegman LLP as our independent public accountant for the year ending December 31, 2004. The Audit Committee has approved the selection of Marcum & Kliegman LLP as our independent public accountants. However, in the event approval of the proposal is not obtained, the selection of the independent auditors will be reconsidered by the Audit Committee.

        At no time since its engagement has Marcum & Kliegman LLP had any direct or indirect financial interest in or any connection with us or any of our subsidiaries other than as independent accountant.

        Our financial statements for the years ended December 31, 2001 and 2000 were audited by Richard A. Eisner & Company, LLP, whose report on such financial statements did not include any qualification, disclaimer, modification or explanatory paragraph. There were no disagreements with Richard A. Eisner & Company, LLP during the years ended December 31, 2001 or 2000 or during the period subsequent to December 31, 2001 on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

        On May 7, 2002, the Audit Committee of the board of directors recommended, and the board of directors approved, the dismissal of the Richard
A. Eisner & Company, LLP, as our independent public accountants and the selection of Marcum & Kliegman LLP to serve as our independent public accountant.

Vote Required

        The proposal to approve the selection of Marcum & Kliegman LLP as our independent accountant requires the approval of a majority of the shares of common stock present and voting, provided that a quorum is present.

        The board of directors recommends a vote FOR the proposal.

                     BENEFICIAL OWNERSHIP OF SECURITIES AND
                         SECURITY HOLDINGS OF MANAGEMENT

Directors' Compensation

        The following table and discussion provides information as to the shares of common stock beneficially owned on March 16, 2004 by:

        *    each director;
        *    each officer named in the summary compensation table;
        * each person owning of record or known by us, based solely on information filed with the Securities and Exchange Commission, to own beneficially at least 5% of our common stock; and
        *    all officers and directors as a group.

                                                                   Percent of
                                           Number of Shares       Outstanding
Name                                    Beneficially Owned (1)    Common Stock
----                                    ----------------------    ------------

Officers and Directors
----------------------
John F. Phillips                              138,950                   2.6%
Edward D. Bright                              129,877                   2.4%
Gerald O. Koop                                143,576                   2.7%
James L. Conway                               109,998                   2.1%
Anthony F. Grisanti                           132,315                   2.5%
Joseph G. Sicinski                             25,000                   *
Francis J. Calcagno                            10,000                   *
John S.T. Gallagher                            15,000                   *
Dr. Yacov Shamash                                   0                   *
All directors and officers as a group         704,716                  12.8%
(nine individuals)
5% Stockholders
---------------
Eagle Asset Management, Inc.                  457,245                   8.6%
880 Carillon Parkway
St. Petersburgh, Florida 33716


----------
    *      Less than 1%.

   (1) Unless otherwise indicated, each person has the sole voting and sole investment power and direct beneficial ownership of the shares. Each person is deemed to beneficially own shares of common stock issuable upon exercise of options which are exercisable on or within 60 days after the date as of which the information is provided.

           The number of shares owned by our directors and officers shown in the table includes shares of common stock which are issuable upon exercise of options that are exercisable at March 16, 2004 or will become exercisable within 60 days after that date. Set forth below is the number of shares issuable upon exercise of those options for each of our directors and the officers named in the Summary Compensation Table.

           Name                                                   Number
           ----                                                   ------
           John F. Phillips                                       26,250
           Edward D. Bright                                        5,000
           Gerald O. Koop                                         24,750
           James L. Conway                                        24,750
           Anthony F. Grisanti                                    62,250
           Joseph G. Sicinski                                      5,000
           Francis J. Calcagno                                    10,000
           John S.T. Gallagher                                    10,000
           Dr. Shamash                                                 0
           All officers and directors as a group                 168,000


                               EXECUTIVE OFFICERS

        Set forth below is a list of, and information concerning, our executive officers:


    Name                                    Position
    ----                                    --------

James L. Conway                     Chief executive officer
Gerald O. Koop                      President
Anthony F. Grisanti                 Chief financial officer, treasurer and
                                    secretary
John F. Phillips                    President of Creative Socio-Medics and vice
                                    president of Netsmart

        Mr. Anthony F. Grisanti has been our treasurer since June 1994, secretary since February 1995 and chief financial officer since January 1996.

        For information regarding Messrs. Conway, Koop and Phillips, please see "Proposal 1 - Election of Directors -Director Biographies".



                             EXECUTIVE COMPENSATION

        Set forth below is information with respect to compensation paid or accrued by us for the three years ended December 31, 2003, 2002, and 2001 to our chief executive officer and to each of our other executive officers whose salary and bonus for 2003 exceeded $100,000 (the "Named Executive Officers").


                           SUMMARY COMPENSATION TABLE

                                                                                            Long-Term
                                                                                          Compensation
                                                                                             Awards
                                                                                             ------
                                                                                        Number of Shares
                                          Annual Compensation                          Underlying Options
                                          -------------------                          ------------------
                                                                     Other Annual
 Name and Principal Position   Year         Salary      Bonus      Compensation(1)
 ---------------------------   ----         ------      -----      ---------------

 James L. Conway,              2003      $ 207,814   $ 188,000             -                 49,500
   Chief Executive Officer     2002        193,151     120,000             -                 20,000
                               2001        182,239      61,261             -                      -

 Gerald O. Koop,               2003      $ 189,880   $ 206,539(2)          -                 49,500
   President                   2002        170,807     170,408(2)          -                 20,000
                               2001        160,959      97,874(2)          -                      -

 John F. Phillips,             2003      $ 187,772   $  84,000             -                 35,000
   Vice President              2002        170,807      60,000             -                 15,000
                               2001        160,959      41,041             -                      -

 Anthony F. Grisanti,          2003      $ 162,343   $ 144,000             -                 27,500
    Chief Financial Officer    2002        148,463     106,000             -                 16,000
                               2001        139,679      65,821             -                      -

    (1) Other Annual Compensation excludes certain perquisites and other non-cash benefits provided by us since such amounts do not exceed the lesser $50,000 of 10% of the total annual compensation disclosed in this table for the respective officer.

    (2) The bonuses for Mr. Koop include accrued commissions of $135,539 for 2003 and $165,408 for 2002. The 2003 commissions will be paid in installments through 2004 and the 2002 commissions were paid in installments through 2003.

Employment Agreements

        In January 2001, we entered into employment  agreements with Messrs.
James L. Conway, John F. Phillips, Gerald O. Koop and Anthony F. Grisanti for a term of three years for Messrs. Conway and Grisanti and two years for Messrs. Koop and Phillips. During 2003 we extended the term of the employment agreements by one year for Messrs. Conway, Koop & Grisanti. We believe that these officers are vital to our business. Each of the officers

                                       18

has the right to extend the term for an additional year beyond the 2003 amendment. Following termination of the employment term, or earlier at the discretion of the officer, each of the officers has the right to continue as a part-time consultant for a term of five years for annual compensation of $75,000.

        Pursuant to these employment agreements, these officers received the following salaries in 2003: Mr. Conway - $187,689, Mr. Koop - $164,227, Mr. Phillips - $164,277, and Mr. Grisanti - $140,766. The agreements provide for annual increases associated with cost of living indexes or 5%, whichever is greater. The agreements provide that the executives are eligible to participate in a bonus pool to be determined annually by the board, based on the executive's performance. The agreements also provide each of these officers with an automobile allowance, which is included under "Salary", and insurance benefits. In the event of the officer's dismissal or resignation or a material change in his duties or in the event of a termination of employment by the executive or by us as a result of a change of control, the officer may receive severance payments of between 30 and 36 months' compensation. In January 2001, we entered into a consulting agreement with Mr. Bright - see "Certain Relationships and Related Transactions."

Stock Option Plans

        We currently have three stock option plans -- the 1998 Long-Term Incentive Plan, 1999 Long-Term Incentive Plan and 2001 Long-Term Incentive Plan. The plans were designed to strengthen our ability to attract and retain in our employ persons of training, experience and ability and to furnish additional incentives to officers, employees, consultants and directors.

        The 1998 plan covers 790,000 shares of common stock, with no shares remaining for the grant of additional awards under the plan. The 1999 plan covers 300,000 shares of common stock, with a total of 4,250 shares remaining for the grant of additional award under the plan. The 2001 plan covers 550,000 shares of common stock, with a total of 1,500 shares remaining for the grant of additional award under the plan.

        The stock option plans are administered by a committee of at least two non-employee directors appointed by the board. The Compensation Committee serves as the committee under all of our stock option plans. Any member or alternate member of the committee is not eligible to receive options or stock under these plans except for the annual option grant and certain option grants which were approved by the stockholders in connection with the approval of the 1998 plan. If no committee is appointed, the functions of the committee are performed by the board of directors.


Stock Option Grants in Last Fiscal Year

        The following table provides information concerning each grant of options to purchase the Company's common stock made during the fiscal year ended
December 31, 2003 to the Named Executive Officers.

                                         Individual Grants
                                         -----------------                   Potential Realizable Value
                                                                               at Assumed Annual Rate
                        Number of     Percent of                                   of Stock Price
                        Securities   Total Options                                Appreciation for
                        Underlying    Granted to     Exercise                      Option Term (1)
                         Options     Employees in    Price Per    Expiration       ---------------
       Name              Granted      Fiscal Year     Share          Date           5%           10%
       ----              -------      -----------    ---------      ----           --           ---


James L. Conway           25,000           6.8%         $4.93      1/27/02       $41,917      $95,095
                          24,500           6.6%         $4.37      5/22/08       $36,412      $82,607
Gerald O. Koop            25,000           6.8%         $4.93      1/27/02       $41,917      $95,095
                          24,500           6.6%         $4.37      5/22/08       $36,412      $82,607
John F. Phillips          17,500           4.7%         $4.93      1/27/08       $29,342      $66,566
                          17,500           4.7%         $4.37      5/22/08       $26,009      $59,005
Anthony F. Grisanti       17,500           4.7%         $4.93      1/27/08       $29,342      $66,566
                          10,000           2.7%         $4.37      5/22/08       $14,862      $33,717


(1) Potential realizable value is based on the assumption that the common stock of the company appreciates at the annual rate shown (compounded annually) from the date of grant until the expiration of the 10 year option term. These numbers are calculated based on the requirements promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price growth. There is no assurance provided to any executive officer or any other holder of the Company's securities that the actual stock price appreciation over the term of the option will be at the assumed 5% or 10% annual rates of compounded stock price appreciation or at any other defined level. No value will be realized from the option grants made to the officers of the Company unless the market price of the Company's common stock appreciates over the option term.

Option Exercises and Outstanding Options

        The following table sets forth information concerning the exercise of options during the year ended December 31, 2003 and the year-end value of options held by our officers named in the Summary Compensation Table.


               Aggregate Option Exercises in Last Fiscal Year and
                         Fiscal Year-End Option Values



                                                      Number of Securities
                           Shares                          Underlying               Value of Unexercised
                          Acquired       Value         Unexercised Options          In-the-Money Options
          Name          On Exercise   Realized (1)     At Fiscal Year-End          At Fiscal Year-End (2)
          ----          -----------   ------------     -------------------         ----------------------

                                                   Exercisable   Unexercisable    Exercisable  Unexercisable
                                                   -----------   -------------    -----------  -------------

James L. Conway           44,750      $227,668        12,500        12,250        $130,250       $134,505
Gerald O. Koop           112,500      $421,550        24,750        12,250        $264,755       $134,505
John F. Phillips          92,500      $530,898        17,500        12,250        $187,250       $ 96,075
Anthony F. Grisanti            0             0        57,250         5,000        $696,725       $ 54,900


-------------------
(1)        Value realized is calculated by subtracting the exercise price from the fair market value of our common stock on the exercise date.
(2)        Value is calculated by subtracting the exercise price from the closing price of our common stock on the Nasdaq SmallCap Market of
           $15.35 per share on December 31, 2003.

Equity Compensation Plan Information

        The following chart summarizes the options outstanding and available to be issued at March 16, 2003:


     Plan Category        Number of securities to     Weighted-average     Number of securities
                          be issued upon exercise     exercise price of    remaining available for
                          of outstanding options     outstanding options    future issuance under
                                                                             equity compensation
                                                                               plans excluding
                                                                          securities reflected in
                                                                                column (a)]

                                   (a)                       (b)                   (c)

  Equity compensation
   plans approved by
   security holders             330,878                  $4.073                  5,750

  Equity compensation
 plans not approved by
   security holders                   0                       0                      0

         Total                  330,878                  $4.073                  5,750


Compliance with Section 16(a) of the Securities Exchange Act

        Section 16(a) of the Exchange Act requires our executive officers, directors and persons who own more than ten percent of a registered class of our equity securities ("Reporting Persons") to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission and the Nasdaq Stock Exchange. These Reporting Persons are required by SEC regulation to furnish us with copies of all Forms 3, 4 and 5 they file with the

                                       21

SEC and Nasdaq. Based solely upon our review of the copies of the forms we have received, we believe that all Reporting Persons complied on a timely basis with all filing requirements applicable to them with respect to transactions during fiscal 2003.

Board of Directors Interlocks and Insider Participation

        During fiscal 2003, our Compensation/Stock Option Committee consisted of Messrs. Gallagher, Calcagno, and Sicinski. None of them were our officers or employees during fiscal 2003 nor did they have any relationship with us that is required to be disclosed in this proxy statement pursuant to the rules of the Securities and Exchange Commission.

        Filings made by companies with the Securities and Exchange Commission sometimes "incorporate information by reference." This means the company is referring you to information that has been previously filed with the SEC and that this information should be considered as part of the filing you are reading. The Compensation Committee Report, Stock Performance Graph and Audit Committee Report in this proxy statement are not incorporated by reference into any other filings with the SEC.

                             COMPENSATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

        The compensation of our executive officers is determined by the Compensation Committee of our board of directors, subject to applicable employment agreements. Our Compensation Committee has adopted a charter that is available on our website at www.csmcorp.com. Each member of the Compensation Committee is a director who is not employed by us or any of our affiliates. The following report with respect to certain compensation paid or awarded to our executive officers during fiscal 2003 is furnished by the directors who comprised the Compensation Committee during fiscal 2003.

General Policies

        Our compensation programs are intended to enable us to attract, motivate, reward and retain the management talent required to achieve our corporate objectives, and thereby increase shareholder value. It is our policy to provide incentives to our senior management to achieve both short-term and long-term objectives and to reward exceptional performance and contributions to the development of our businesses. To attain these objectives, our executive compensation program includes a competitive base salary, cash incentive bonuses and stock-based compensation. See "Executive Compensation -- Employment Agreements".

        Stock options are granted to employees, including our executive officers, under our option plans. The Committee believes that stock options provide an incentive that focuses the executive's attention on managing Netsmart from the perspective of an owner with an equity stake in the business. Options are awarded with an exercise price equal to the market value of common stock on the date of grant. Among our executive officers, the number of shares subject to options granted to each individual generally depends upon the level of that officer's responsibility. The largest grants are awarded to the most senior officers who, in the view of the Compensation Committee, have the greatest potential impact on our profitability and growth. Previous grants of stock options are reviewed but are not considered the most important factor in determining the size of any executive's stock option award in a particular year.

Relationship of Compensation to Performance and Compensation of Chief Executive Officer

        The Compensation Committee annually establishes, subject to the approval of our board of directors and any applicable employment agreements, the salaries to be paid to our executive officers during the coming year. The base salary of each of Messrs. Conway, Phillips, Koop and Grisanti is established by contract. In setting salaries, the Compensation Committee takes into account several factors, including the extent to which an individual may participate in the stock plans maintained by us, and qualitative factors bearing on an individual's experience, responsibilities, management and leadership abilities, and job performance.

        For fiscal 2003, pursuant to the terms of his employment agreement with us, our Chairman received a base salary and additional compensation (See "Executive Compensation - Employment Agreements").

                                                 The Compensation Committee:
                                                 John S.T. Gallagher (Chairman)
                                                 Francis J. Calcagno
                                                 Joseph G. Sicinski


                                    AUDIT COMMITTEE REPORT

        As required by its written charter, which is attached as Appendix "B" to this Proxy Statement, which sets forth its responsibilities and duties, the Audit Committee reviewed and discussed the audited financial statements with Netsmart's management and discussed with Marcum & Kliegman LLP, Netsmart's independent accountants, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.

        The Audit Committee has received from Marcum & Kliegman LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the Audit Committee has discussed with Marcum & Kliegman that firm's independence. Based upon these discussions with management and the independent accountants, the Audit Committee recommended to Netsmart that the audited consolidated financial statements for Netsmart be included in Netsmart's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the Securities and Exchange Commission.

        The Audit Committee has also reviewed and discussed the fees paid to Marcum & Kliegman LLP during the last fiscal year for audit and non-audit services, which are set forth below under "Audit Fees," and has determined that the provision of the non-audit services are compatible with the firm's independence.

                                                 The Audit Committee
                                                 John S.T. Gallagher (Chairman)
                                                 Francis J. Calcagno
                                                 Joseph G. Sicinski

Independence of Audit Committee

        In fiscal 2003, our Audit Committee consisted of Messrs. Gallagher (Chairman), Calcagno and Sicinski. Each of the persons who served on the Committee during fiscal 2003 is independent, as defined by Rule 4200(a)(15) of the NASD listing standards and as required by Section 10A(m) of the Securities Exchange Act.

Audit Committee Financial Expert

        The Board has determined that each of Messrs. Gallagher, Sicinski, and Calcagno, qualifies as an "Audit Committee financial expert," as defined by Securities and Exchange Commission rules, based on his education, experience and background.

Code of Ethics for Senior Financial Officers

        The Board of Directors has adopted a Code of Ethics applicable to our senior financial officers, which is attached as Exhibit "C" to this Proxy Statement. Pursuant to the Code of Ethics, our senior financial officers agree to abide by principles governing their professional and ethical conduct.


                                   AUDIT FEES

General

        We were billed by Marcum & Kliegman LLP the aggregate amount of approximately $67,500 in respect of fiscal 2003 and $ 98,000 in respect to fiscal 2002 for fees for professional services rendered for the audit of our annual financial statements and review of our financial statements included in our Forms 10-Q.

Audit-Related Fees

        Marcum & Kliegman LLP did not provide any assurance and related services in fiscal 2003 and fiscal 2002 that are related to the audit or review of our annual financial statements and review of our financial statements included in our Forms 10-Q that are not reported under the preceding paragraph.

Tax Fees

        We were billed by Marcum & Kliegman LLP the aggregate amount of approximately $27,475 in respect of 2003 and $20,989 in respect of 2002 for fees for services consisting primarily of tax compliance, tax advice or tax planning services in respect of the preparation of our federal and state tax returns.

Financial Information Systems Design and Implementation Fees

        Marcum & Kliegman LLP did not render any services related to financial information systems design and implementation during fiscal 2003.

All Other Fees

        Marcum & Kliegman LLP rendered other services consisting primarily of services rendered in connection with acquisitions, reviews of registration statements and issuances of related consents, audits of employee benefit plans and advise regarding common stock purchase warrants. Aggregate fees billed for all other services rendered by Marcum & Kliegman LLP were approximately $85,629 for fiscal 2003 and $85,629 in respect of fiscal 2002.

        Our Audit Committee has determined that the provision of services by Marcum & Kliegman LLP other than for audit related services is compatible with maintaining the independence of Marcum & Kliegman as our independent accountants.

        Our Audit Committee approved all of the services provided by Marcum & Kliegman LLP and described in the preceding paragraphs.

Pre-Approval Policies

        Our Audit Committee has pre-approved the provision by Marcum & Kliegman LLP of audit-services and of non-prohibited audit related services such as those described above under "All Other Fees" for fees in an amount not to exceed an aggregate $10,000. Our Audit Committee has not otherwise adopted any blanket pre-approval policies.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        We entered into a consulting agreement with Mr. Bright dated January 1, 2001, pursuant to which Mr. Bright is to devote 50% of his time to our business for a period of two years. Following the completion of the term, or earlier at the discretion of Mr. Bright, Mr. Bright continues as a consultant for an additional five years. Mr. Bright receives compensation at the annual rate of $75,000 during the consulting term, and we provide him with an automobile allowance and insurance benefits. Mr. Bright is eligible, at the discretion of the board, to participate in a bonus pool which may be established by the board. In the event that Mr. Bright's consultant relationship is terminated as a result of a change of control, we are to pay him as severance pay between 30 and 36 months compensation. We paid Mr. Bright total compensation of $87,000 for 2003, in addition to a bonus of $7,500.


                                PERFORMANCE GRAPH

        The following graph, based on data provided by the Center for Research in Security Prices, shows changes in the value of $100 invested on December 31, 1998, of: (a) shares of our common stock; (b) the Nasdaq stock index (US companies); and (c) an SIC peer group consisting of Nasdaq listed companies in SIC code 7370 through 7379, which are computer and data processing companies. The values of each investment at the end of each period are derived from compounded daily returns that include all dividends. Total stockholder returns from each investment can be calculated from the year-end investment values shown beneath the graph provided below.


                                    [GRAPH]







                                       12/31/98  12/31/99  12/31/00   12/31/01  12/31/02   12/31/03
                                       --------  --------  --------   --------  --------   --------


Netsmart Technologies, Inc.              100.0     248.8     73.2       114.3     182.2      606.7
Nasdaq Stock Market (US companies)       100.0     185.4    111.8        88.8      61.4       91.8
Nasdaq computer and data processing      100.0     220.0    101.3        81.5      56.2       74.1
stocks

        The index level for all indices was set at 100.0 on December 31, 1998, when trading in our common stock commenced.


                              INDEPENDENT AUDITORS

        Marcum & Kliegman LLP acted as our independent auditors for the year ended December 31, 2003 and has been selected by our board of directors, upon the recommendation of the Audit Committee, to continue to act as our independent auditors for our 2004 fiscal year.

        A representative of Marcum & Kliegman LLP plans to be present at the annual meeting with the opportunity to make a statement if he desires to do so, and will be available to respond to appropriate questions.


                              FINANCIAL STATEMENTS

        A copy of our Form 10-K for the year ended December 31, 2003, without exhibits, accompanies this proxy statement. Stockholders are referred to the report for financial and other information about us.

        Additional copies of our Form 10-K for the year ended December 31, 2003 may be obtained without charge by writing to Mr. Anthony F. Grisanti, Chief
Financial Officer, Netsmart Technologies, Inc., 3500 Sunrise Highway, Great
River, NY 11739. Exhibits will be furnished upon request and upon payment of a handling charge of $.25 per page, which represents our reasonable cost on furnishing such exhibits.


                                  OTHER MATTERS

Matters to be Considered at the Meeting

        Our board of directors does not intend to present to the meeting any matters not referred to in the form of proxy. If any proposal not set forth in this proxy statement should be presented for action at the meeting, and is a matter which should come before the meeting, it is intended that the shares represented by proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them.

Cost of Solicitation

        We will bear the costs of soliciting proxies, which we estimate to be $25,000. In addition to the solicitation of proxies by mail, our directors, officers and employees, who will receive no compensation in addition to their regular salary, may solicit proxies by mail, telecopier, telephone or personal interview. We will request that brokers and other custodians, nominees and fiduciaries forward proxy material to the beneficial holders of the common stock held of record by such persons, where appropriate, and will, upon request, reimburse such persons for their reasonable out-of-pocket expenses incurred in connection therewith.

Deadline for Submission of Stockholder Proposals for the 2005 Annual Meeting

        Proposals of stockholders intended to be presented at the 2005 Annual Meeting of Stockholders pursuant to SEC Rule 14a-8 must be received at our principal office not later than November 10, 2004 to be included in the proxy statement for that meeting.

        In addition, in order for a stockholder proposal to be presented at our meeting without it being included in our proxy materials, notice of such proposal must be delivered to the Secretary of our company at our principal offices no later than January 24, 2005. If notice of any stockholder proposal is received after January 24, 2005, then the notice will be considered untimely and we are not required to present such proposal at the 2004 Annual Meeting. If the Board of Directors chooses to present a proposal submitted after January 24, 2005 at the 2005 Annual Meeting, then the persons named in proxies solicited by the Board of Directors for the 2005 Annual Meeting may exercise discretionary voting power with respect to such proposal.

        A copy of the Annual Report has been mailed to every stockholder of record. The Annual Report is not considered proxy soliciting material.


                                            By Order of the Board of Directors

                                            /s/ James L. Conway
                                            -----------------------------------
                                            James L. Conway
                                            Chief Executive Officer

March 30, 2004

                                                                 APPENDIX A

                           NETSMART TECHNOLOGIES, INC.
                           ---------------------------

                   2001 Long-Term Incentive Plan (as amended)


1.      Purpose; Definitions.

        The purpose of the Netsmart Technologies, Inc. 2001 Long-Term Incentive Plan (the "Plan") is to enable Netsmart Technologies, Inc. (the "Company") to attract, retain and reward key employees of the Company and its Subsidiaries and Affiliates, and others who provide services to the Company and its Subsidiaries and Affiliates, and strengthen the mutuality of interests between such key employees and such other persons and the Company's stockholders, by offering such key employees and such other persons incentives and/or other equity interests or equity-based incentives in the Company, as well as performance-based incentives payable in cash.

        For purposes of the Plan, the following terms shall be defined as set forth below:

(a) "Affiliate" means any corporation, partnership, limited liability company, joint venture or other entity, other than the Company and its Subsidiaries, that is designated by the Board as a participating employer under the Plan, provided that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity.

(b) "Board" means the Board of Directors of the Company.

(c) "Book Value" means, as of any given date, on a per share basis (i) the stockholders' equity in the Company as of the last day of the immediately preceding fiscal year as reflected in the Company's consolidated balance sheet, subject to such adjustments as the Committee shall specify at or after grant, divided by (ii) the number of then outstanding shares of Stock as of such year-end date, as adjusted by the Committee for subsequent events.

(d) "Cause" means a felony conviction of a participant, or the failure of a participant to contest prosecution for a felony, or a participant's willful misconduct or dishonesty, or breach of trust or other action by which the participant obtains personal gain at the expense of or to the detriment of the Company or, if the participant has an employment agreement with the Company, a Subsidiary or Affiliate, an event which constitutes "cause" as defined in such employment agreement.

(e) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(f) "Commission" means the Securities and Exchange Commission or any successor thereto.

(g) "Committee" means the Committee referred to in Section 2 of the Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board.

(h) "Company" means Netsmart Technologies, Inc., a Delaware corporation, or any successor corporation.

(i) "Deferred Stock" means an award made pursuant to Section 8 of the Plan of the right to receive Stock at the end of a specified deferral period.

(j) "Disability" means disability as determined under procedures established by the Committee for purposes of the Plan.

(k) "Early Retirement" means retirement, with the express consent for purposes of the Plan of the Company at or before the time of such retirement, from active employment with the Company and any Subsidiary or Affiliate pursuant to the early retirement provisions of the applicable pension plan of such entity.

(l) "Exchange Act" means the Securities Exchange Act of 1934, as amended, from time to time, and any successor thereto.

(m) "Fair Market Value" means, as of any given date, the market price of the Stock as determined by or in accordance with the policies established by the Committee in good faith; provided, that, in the case of an Incentive Stock Option, the Fair Market Value shall be determined in accordance with the Code and the Treasury regulations under the Code.

(n) "Incentive Stock Option" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

(o) "Non-Employee Director" shall have the meaning set forth in Rule 16b-3 of the Commission pursuant to the Exchange Act or any successor definition adopted by the Commission; provided that in the event that said rule (or successor rule) shall not have such a definition, the term Non-Employee Director shall mean a director of the Company who is not otherwise employed by the Company or any Subsidiary or Affiliate.

(p) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

(q) "Normal Retirement" means retirement from active employment with the Company and any Subsidiary or Affiliate on or after age 65.

(r) "Other Stock-Based Award" means an award under Section 10 of the Plan that is valued in whole or in part by reference to, or is otherwise based on, Stock.

(s) "Plan" means this Netsmart Technologies, Inc. 2001 Long-Term Incentive Plan, as hereinafter amended from time to time.

(t) "Restricted Stock" means an award of shares of Stock that is subject to restrictions under Section 7 of the Plan.

(u) "Retirement" means Normal Retirement or Early Retirement.

(v) "Stock" means the Common Stock, par value $.01 per share, of the Company or any class of common stock into which such common stock may hereafter be converted or for which such common stock may be exchanged pursuant to the Company's certificate of incorporation or as part of a recapitalization, reorganization or similar transaction.

(w) "Stock Appreciation Right" means the right pursuant to an award granted under Section 6 of the Plan to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount equal to the difference between (i) the Fair Market Value, as of the date such award or Stock Option (or such portion thereof) is surrendered, of the shares of Stock covered by such Stock Option (or such portion thereof), subject, where applicable, to the pricing provisions in Paragraph 6(b)(ii) of the Plan and (ii) the aggregate exercise price of such Stock Option or base price with respect to such award (or the portion thereof which is surrendered).

(x) "Stock Option" or "Option" means any option to purchase shares of Stock (including Restricted Stock and Deferred Stock, if the Committee so determines) granted pursuant to Section 5 of the Plan.

(y) "Stock Purchase Right" means the right to purchase Stock pursuant to Section 9 of the Plan.

(z) "Subsidiary" means any corporation or other business association, including a partnership (other than the Company) in an unbroken chain of corporations or other business associations beginning with the Company if each of the corporations or other business associations (other than the last corporation in the unbroken chain) owns equity interests (including stock or partnership interests) possessing 50% or more of the total combined voting power of all classes of equity in one of the other corporations or other business associations in the chain.

        In addition, the terms "Change in Control," "Potential Change in Control" and "Change in Control Price" shall have meanings set forth, respectively, in Paragraphs 11(b), (c) and (d) of the Plan.

2. Administration.

(a) The Plan shall be administered by a Committee of not less than two Non-Employee Directors, who shall be appointed by the Board and who shall serve at the pleasure of the Board. If and to the extent that no Committee exists which has the authority to so administer the Plan, the functions of the Committee specified in the Plan shall be exercised by the Board. Notwithstanding the foregoing, in the event that the Company is not subject to the Exchange Act or in the event that the administration of the Plan by a Committee of Non-Employee Directors is not required in order for the Plan to meet the test of Rule 16b-3 of the Commission under the Exchange Act, or any subsequent rule, then the Committee need not be composed of Non-Employee Directors.

(b) The Committee shall have full authority to grant, pursuant to the terms of the Plan, to officers and other persons eligible under Section 4 of the Plan:
Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Purchase Rights and/or Other Stock-Based Awards. In particular, the Committee shall have the authority:

    (i) to select the officers and other eligible persons to whom Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Purchase Rights and/or Other Stock-Based Awards may from time to time be granted pursuant to the Plan;

    (ii) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Purchase Rights and/or Other Stock-Based Awards, or any combination thereof, are to be granted pursuant to the Plan, to one or more eligible persons;

    (iii) to determine the number of shares to be covered by each such award granted pursuant to the Plan;

    (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted under the Plan, including, but not limited to, the share price or exercise price and any restriction or limitation, or any vesting, acceleration or waiver of forfeiture restrictions regarding any Stock Option or other award and/or the shares of Stock relating thereto, based in each case on such factors as the Committee shall, in its sole discretion, determine;

    (v) to determine whether, to what extent and under what circumstances a Stock Option may be settled in cash, Restricted Stock and/or Deferred Stock under Paragraph 5(b)(x) or (xi) of the Plan, as applicable, instead of Stock;

    (vi) to determine whether, to what extent and under what circumstances Option grants and/or other awards under the Plan and/or other cash awards made by the Company are to be made, and operate, on a tandem basis with other awards under the Plan and/or cash awards made outside of the Plan in a manner whereby the exercise of one award precludes, in whole or in part, the exercise of another award, or on an additive basis;

     (vii) to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant, including any provision for any determination or method of determination of the amount (if any) deemed be earned on any deferred amount during any deferral period;

    (viii) to determine the terms and restrictions applicable to Stock Purchase Rights and the Stock purchased by exercising such Rights; and

    (ix) to determine an aggregate number of awards and the type of awards to be granted to eligible persons employed or engaged by the Company and/or any specific Subsidiary, Affiliate or division and grant to management the authority to grant such awards, provided that no awards to any person subject to the reporting and short-swing profit provisions of Section 16 of the Exchange Act may be granted awards except by the Committee.

(c) The Committee shall have the authority to adopt, alter and repeal such rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan and any agreements relating thereto, and otherwise to supervise the administration of the Plan.

(d) All decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding on all persons, including the Company and Plan participants.

3. Stock Subject to Plan.

(a) The total number of shares of Stock reserved and available for distribution under the Plan shall be [nine hundred fifty thousand (950,000)] shares of Common Stock. In the event that awards are granted in tandem such that the exercise of one award precludes the exercise of another award then, for the purpose of determining the number of shares of Stock as to which awards shall have been granted, the maximum number of shares of Stock issuable pursuant to such tandem awards shall be used.

(b) Subject to Paragraph 6(b)(v) of the Plan, if any shares of Stock that have been optioned cease to be subject to a Stock Option, or if any such shares of Stock that are subject to any Restricted Stock or Deferred Stock award, Stock Purchase Right or Other Stock-Based Award granted under the Plan are forfeited or any such award otherwise terminates without a payment being made to the participant in the form of Stock, such shares shall again be available for distribution in connection with future awards under the Plan.

(c) In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, stock distribution, reverse split, combination of shares or other change in corporate structure affecting the Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the base number of shares, in the number and option price of shares subject to outstanding Options granted under the Plan, in the number and purchase price of shares subject to outstanding Stock Purchase Rights under the Plan, and in the number of shares subject to other outstanding awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option.

4. Eligibility.

(a) Officers and other key employees and directors of, and consultants and independent contractors to, the Company and its Subsidiaries and Affiliates (but excluding, except as to Paragraph 4(b) of the Plan, Non-Employee Directors) who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and/or its Subsidiaries and Affiliates are eligible to be granted awards under the Plan.

(b) On each April 1 of each year, commencing April 1, 2002, each person who is a Non-Employee Director on such date shall automatically be granted a Non-Qualified Stock Option to purchase five thousand (5,000) shares of Common Stock (or such lesser number of shares of Common Stock as remain available for grant at such date under the Plan, divided by the number of Non-Employee Directors at such date); provided, however, that with respect to the automatic grant on April 1, 2002, in the event that the Plan shall not have been approved by stockholders on or prior to April 1, 2002, the automatic option grant in 2002 shall be granted on the date that the Plan is approved by stockholders. On April 1 of each year commencing April 1, 2004, each Non-Employee Director serving on such date shall automatically be granted a Non-Qualified Stock Option to purchase six thousand (6,000) shares of common stock; provided, that each person who is a Non-Employee Director who is serving as Chairman of the Corporation's Audit Committee or Compensation Committee shall automatically be granted a Non-Qualified Stock Option to purchase seven thousand five hundred (7,500) shares of Common Stock; provided, further, that if one person shall be serving as Chairman of both the Audit Committee and Compensation Committee he shall receive an option to purchase an aggregate seven thousand five hundred (7,500) shares of Common Stock. In the event that there shall not be sufficient shares of Common Stock available for grant on any such date, each Non-Employee Director shall receive an option for such lesser number of shares of Common Stock as remain available for grant at such date under the Plan, divided by the number of Non-Employee Directors at such date and upon the date of the approval by stockholders of any amendment to this Plan increasing the number of shares reserved hereunder to an amount sufficient to enable such grant, each Non-Employee Director shall receive a grant for an option to purchase the number of shares which he would have received but for such insufficiency, after deducting any shares previously granted to him on April 1 of such year. Such Stock Options shall be exercisable at a price per share equal to the greater of the Fair Market Value on the date of grant or the par value of one share of Common Stock. The Non-Qualified Stock Options granted pursuant to this Paragraph 4(b) and pursuant to Paragraph 4(c) of the Plan shall become exercisable as to all of the shares subject thereto six (6) months from the date of grant, and shall expire on the earlier of (i) five years from the date of grant, or (ii) seven (7) months from the date such Non-Employee Director ceases to be a director if such Non-Employee Director ceases to be a director other than as a result of his death or Disability. The provisions of this Paragraph 4(b) and said Paragraph 4(c) may not be amended more than one (1) time in any six (6) month period other than to comply with changes in the Code or the Employee Retirement Income Security Act ("ERISA") or the rules thereunder.

(c) If any Non-Employee Director is first elected to the board subsequent to April 1 or any year, commencing April 1, 2004, such person shall automatically be granted a Non-Qualified Stock Option to purchase six thousand (6,000) shares of Common Stock (or such lesser number of shares of Common Stock as remain available for grant at such date under the Plan, divided by the number of Non-Employee Directors who are elected as directors at such date).

5. Stock Options.

(a) Administration. Stock Options may be granted alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. The Committee shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights).

(b) Option Grants. Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee, in its sole discretion, shall deem desirable:

     (i) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant. Outstanding stock options shall not be repriced without stockholder approval.

     (ii) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten (10) years after the date the Option is granted.

    (iii) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant. If the Committee provides, in its sole discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors as the Committee shall, in its sole discretion, determine.

    (iv) Method of Exercise.

         (A) Subject to whatever installment exercise provisions apply under Paragraph 5(b)(iii) of the Plan, Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by check, note or such other instrument, securities or property as the Committee may accept. As and to the extent determined by the Committee, in its sole discretion, at or after grant, payments in full or in part may also be made in the form of Stock already owned by the optionee or, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock or Deferred Stock subject to an award hereunder (based, in each case, on the Fair Market Value of the Stock on the date the option is exercised, as determined by the Committee).

         (B) If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock or Deferred Stock, the Stock issuable upon such exercise (and any replacement shares relating thereto) shall remain (or be) restricted or deferred, as the case may be, in accordance with the original terms of the Restricted Stock award or Deferred Stock award in question, and any additional Stock received upon the exercise shall be subject to the same forfeiture restrictions or deferral limitations, unless otherwise determined by the Committee, in its sole discretion, at or after grant.

         (C) No shares of Stock shall be issued until full payment therefor has been received by the Company. In the event of any exercise by note or other instrument, the shares of Stock shall not be issued until such note or other instrument shall have been paid in full, and the exercising optionee shall have no rights as a stockholder until such payment is made.

         (D) Subject to Paragraph 5(b)(iv)(C) of the Plan, an optionee shall generally have the rights to dividends or other rights of a stockholder with respect to shares subject to the Option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in Paragraph 14(a) of the Plan.

    (v) Non-Transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

    (vi) Termination by Death. Subject to Paragraph 5(b)(ix) of the Plan with respect to Incentive Stock Options, if an optionee's employment by the Company and any Subsidiary or Affiliate terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent such option was exercisable at the time of death or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of one year (or such other period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

    (vii) Termination by Reason of Disability or Retirement. Subject to Paragraph 5(b)(ix) of the Plan with respect to Incentive Stock Options, if an optionee's employment by the Company and any Subsidiary or Affiliate terminates by reason of a Disability or Normal or Early Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), for a period of one year (or such other period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the optionee dies within such one-year period (or such other period as the Committee shall specify at grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Disability or Normal or Early Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

    (viii) Other Termination. Unless otherwise determined by the Committee (or pursuant to procedures established by the Committee) at or after grant, if an optionee's employment by the Company and any Subsidiary or Affiliate terminates for any reason other than death, Disability or Normal or Early Retirement, the Stock Option shall thereupon terminate; provided, however, that if the optionee is involuntarily terminated by the Company or any Subsidiary or Affiliate without Cause, including a termination resulting from the Subsidiary, Affiliate or division in which the optionee is employed or engaged, ceasing, for any reason, to be a Subsidiary, Affiliate or division of the Company, such Stock Option may be exercised, to the extent otherwise exercisable on the date of termination, for a period of three months (or seven months in the case of a person subject to the reporting and short-swing profit provisions of Section 16 of the Exchange Act) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever is shorter.

    (ix) Incentive Stock Options.

         (A) Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under such Section 422.

         (B) To the extent required for "incentive stock option" status under
Section 422(d) of the Code (taking into account applicable Treasury regulations and pronouncements), the Plan shall be deemed to provide that the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by the optionee during any calendar year under the Plan and/or any other stock option plan of the Company or any Subsidiary or parent corporation (within the meaning of Section 425 of the Code) shall not exceed $100,000. If Section 422 is hereafter amended to delete the requirement now in Section 422(d) that the plan text expressly provide for the $100,000 limitation set forth in Section 422(d), then this Paragraph 5(b)(ix)(B) shall no longer be operative and the Committee may accelerate the dates on which the incentive stock option may be exercised.

         (C) To the extent permitted under Section 422 of the Code or the applicable regulations thereunder or any applicable Internal Revenue Service pronouncement:

              (I) If (x) a participant's employment is terminated by reason of death, Disability or Retirement and (y) the portion of any Incentive Stock Option that is otherwise exercisable during the post-termination period specified under Paragraphs 5(b)(vi) and (vii) of the Plan, applied without regard to the $100,000 limitation contained in Section 422(d) of the Code, is greater than the portion of such option that is immediately exercisable as an "incentive stock option" during such post-termination period under Section 422, such excess shall be treated as a Non-Qualified Stock Option; and

              (II) if the exercise of an Incentive Stock Option is accelerated by reason of a Change in Control, any portion of such option that is not exercisable as an Incentive Stock Option by reason of the $100,000 limitation contained in Section 422(d) of the Code shall be treated as a Non-Qualified Stock Option.

    (x) Buyout Provisions. The Committee may at any time offer to buy out for a payment in cash, Stock, Deferred Stock or Restricted Stock an option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the optionee at the time that such offer is made.

    (xi) Settlement Provisions. If the option agreement so provides at grant or is amended after grant and prior to exercise to so provide (with the optionee's consent), the Committee may require that all or part of the shares to be issued with respect to the spread value of an exercised Option take the form of Deferred or Restricted Stock which shall be valued on the date of exercise on the basis of the Fair Market Value (as determined by the Committee) of such Deferred or Restricted Stock determined without regard to the deferral limitations and/or forfeiture restrictions involved.

6. Stock Appreciation Rights.

(a) Grant and Exercise.

    (i) Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Stock Option.

    (ii) A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, subject to such provisions as the Committee may specify at grant where a Stock Appreciation Right is granted with respect to less than the full number of shares covered by a related Stock Option.

    (iii) A Stock Appreciation Right may be exercised by an optionee, subject to Paragraph 6(b) of the Plan, in accordance with the procedures established by the Committee for such purpose. Upon such exercise, the optionee shall be entitled to receive an amount determined in the manner prescribed in said Paragraph 6(b). Stock Options relating to exercised Stock Appreciation Rights shall no longer be exercisable to the extent that the related Stock Appreciation Rights have been exercised.

(b) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

    (i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of this Section 6 and Section 5 of the Plan; provided, however, that any Stock Appreciation Right granted to an optionee subject to Section 16(b) of the Exchange Act subsequent to the grant of the related Stock Option shall not be exercisable during the first six months of its term, except that this special limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of the six-month period. The exercise of Stock Appreciation Rights held by optionees who are subject to Section 16(b) of the Exchange Act shall comply with Rule 16b-3 thereunder to the extent applicable.

    (ii) Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive an amount in cash and/or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock over the option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment. When payment is to be made in shares of Stock, the number of shares to be paid shall be calculated on the basis of the Fair Market Value of the shares on the date of exercise. When payment is to be made in cash, such amount shall be based upon the Fair Market Value of the Stock on the date of exercise, determined in a manner not inconsistent with Section 16(b) of the Exchange Act and the rules of the Commission thereunder.

    (iii) Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under Paragraph 5(b)(v) of the Plan.

    (iv) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised only to the extent of the number of shares issued under the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time.

    (v) In its sole discretion, the Committee may grant Stock Appreciation Rights that become exercisable only in the event of a Change in Control and/or a Potential Change in Control, subject to such terms and conditions as the Committee may specify at grant; provided that any such Stock Appreciation Rights shall be settled solely in cash.

    (vi) The Committee, in its sole discretion, may also provide that, in the event of a Change in Control and/or a Potential Change in Control, the amount to be paid upon the exercise of a Stock Appreciation Right shall be based on the Change in Control Price, subject to such terms and conditions as the Committee may specify at grant.

7. Restricted Stock.

(a) Administration. Shares of Restricted Stock may be issued either alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient of Restricted Stock, subject to Paragraph 7(b) of the Plan, the time or times within which such awards may be subject to forfeiture, and all other terms and conditions of the awards. The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may, in its sole discretion, determine. The provisions of Restricted Stock awards need not be the same with respect to each recipient.

(b) Awards and Certificates.

    (i) The prospective recipient of a Restricted Stock award shall not have any rights with respect to such award unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such award.

    (ii) The purchase price for shares of Restricted Stock may be equal to or less than their par value and may be zero.

    (iii) Awards of Restricted Stock must be accepted within a period of 60 days (or such shorter period as the Committee may specify at grant) after the award date, by executing a Restricted Stock Award Agreement and paying the price, if any, required under Paragraph 7(b)(ii).

    (iv) Each participant receiving a Restricted Stock award shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award.

    (v) The Committee shall require that (A) the stock certificates evidencing shares of Restricted Stock be held in the custody of the Company until the restrictions thereon shall have lapsed, and (B) as a condition of any Restricted

Stock award, the participant shall have delivered a stock power, endorsed in blank, relating to the Restricted Stock covered by such award.

(c) Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Section 7 shall be subject to the following restrictions and conditions:

    (i) Subject to the provisions of the Plan and the award agreement, during a period set by the Committee commencing with the date of such award (the "Restriction Period"), the participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded under the Plan. Within these limits, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance and/or such other factors or criteria as the Committee may determine, in its sole discretion.

    (ii) Except as provided in this paragraph 7(c)(ii) and Paragraph 7(c)(i) of the Plan, the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any regular cash dividends paid out of current earnings. The Committee, in its sole discretion, as determined at the time of award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested, subject to Paragraph 14(e) of the Plan, in additional Restricted Stock to the extent shares are available under Section 3 of the Plan, or otherwise reinvested. Stock dividends, splits and distributions issued with respect to Restricted Stock shall be treated as additional shares of Restricted Stock that are subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued, and the Committee may require the participant to deliver an additional stock power covering the shares issuable pursuant to such stock dividend, split or distribution. Any other dividends or property distributed with regard to Restricted Stock, other than regular dividends payable and paid out of current earnings, shall be held by the Company subject to the same restrictions as the Restricted Stock.

    (iii) Subject to the applicable provisions of the award agreement and this
Section 7, upon termination of a participant's employment with the Company and any Subsidiary or Affiliate for any reason during the Restriction Period, all shares still subject to restriction will vest, or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

    (iv) If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, certificates for an appropriate number of unrestricted shares, and other property held by the Company with respect to such Restricted Shares, shall be delivered to the participant promptly.

(d) Minimum Value Provisions. In order to better ensure that award payments actually reflect the performance of the Company and service of the participant, the Committee may provide, in its sole discretion, for a tandem Stock Option or performance-based or other award designed to guarantee a minimum value, payable in cash or Stock to the recipient of a Restricted Stock award, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Committee.

8. Deferred Stock.

(a) Administration. Deferred Stock may be awarded either alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. The Committee shall determine the eligible persons to whom and the time or times at which Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period

(the "Deferral Period") during which, and the conditions under which, receipt of the Stock will be deferred, and the other terms and conditions of the award in addition to those set forth in Paragraph 8(b). The Committee may condition the grant of Deferred Stock upon the attainment of specified performance goals or such other factors or criteria as the Committee shall, in its sole discretion, determine. The provisions of Deferred Stock awards need not be the same with respect to each recipient.

(b) Terms and Conditions. The shares of Deferred Stock awarded pursuant to this
Section 8 shall be subject to the following terms and conditions:

    (i) Subject to the provisions of the Plan and the award agreement referred to in Paragraph 8(b)(vi) of the Plan, Deferred Stock awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or the Elective Deferral Period referred to in Paragraph 8(b)(v) of the Plan, where applicable), share certificates representing the shares covered by the Deferred Stock award shall be delivered to the participant or his legal representative.

    (ii) Unless otherwise determined by the Committee at grant, amounts equal to any dividends declared during the Deferral Period with respect to the number of shares covered by a Deferred Stock award will be paid to the participant currently, or deferred and deemed to be reinvested in additional Deferred Stock, or otherwise reinvested, all as determined at or after the time of the award by the Committee, in its sole discretion.

    (iii) Subject to the provisions of the award agreement and this Section 8, upon termination of a participant's employment with the Company and any Subsidiary or Affiliate for any reason during the Deferral Period for a given award, the Deferred Stock in question will vest, or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

    (iv) Based on service, performance and/or such other factors or criteria as the Committee may determine, the Committee may, at or after grant, accelerate the vesting of all or any part of any Deferred Stock award and/or waive the deferral limitations for all or any part of such award.

    (v) A participant may elect to further defer receipt of an award (or an installment of an award) for a specified period or until a specified event (the "Elective Deferral Period"), subject in each case to the Committee's approval and to such terms as are determined by the Committee, all in its sole discretion. Subject to any exceptions adopted by the Committee, such election must generally be made at least twelve months prior to completion of the Deferral Period for such Deferred Stock award (or such installment).

    (vi) Each award shall be confirmed by, and subject to the terms of, a Deferred Stock agreement executed by the Company and the participant.

(c) Minimum Value Provisions. In order to better ensure that award payments actually reflect the performance of the Company and service of the participant, the Committee may provide, in its sole discretion, for a tandem Stock Option or performance-based or other award designed to guarantee a minimum value, payable in cash or Stock to the recipient of a deferred stock award, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Committee.


9. Stock Purchase Rights.

(a) Awards and Administration. The Committee may grant eligible participants Stock Purchase Rights which shall enable such participants to purchase Stock (including Deferred Stock and Restricted Stock):

    (i) at its Fair Market Value on the date of grant;

    (ii) at a percentage of such Fair Market Value on such date, such percentage to be determined by the Committee in its sole discretion;

    (iii) at an amount equal to Book Value on such date; or

    (iv) at an amount equal to the par value of such Stock on such date.

        The Committee shall also impose such deferral, forfeiture and/or other terms and conditions as it shall determine, in its sole discretion, on such Stock Purchase Rights or the exercise thereof. The terms of Stock Purchase Rights awards need not be the same with respect to each participant. Each Stock Purchase Right award shall be confirmed by, and be subject to the terms of, a Stock Purchase Rights Agreement.

(b) Exercisability. Stock Purchase Rights shall generally be exercisable for such period after grant as is determined by the Committee not to exceed sixty
(60) days. However, the Committee may provide, in its sole discretion, that the Stock Purchase Rights of persons potentially subject to Section 16(b) of the Exchange Act shall not become exercisable until six months and one day after the grant date, and shall then be exercisable for ten trading days at the purchase price specified by the Committee in accordance with Paragraph 9(a) of the Plan.

10. Other Stock-Based Awards.

(a) Administration.

    (i) Other awards of Stock and other awards that are valued in whole or in part by reference to, or are otherwise based on, Stock ("Other Stock-Based Awards"), including, without limitation, performance shares, convertible preferred stock (to the extent a series of preferred stock has been or may be created by, or in accordance with a procedure set forth in, the Company's certificate of incorporation), convertible debentures, warrants, exchangeable securities and Stock awards or options valued by reference to Fair Market Value, Book Value or performance of the Company or any Subsidiary, Affiliate or division, may be granted either alone or in addition to or in tandem with Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock or Stock Purchase Rights granted under the Plan and/or cash awards made outside of the Plan.

    (ii) Subject to the provisions of the Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such award shall be made, the number of shares of Stock to be awarded pursuant to such awards, and all other conditions of the awards. The Committee may also provide for the grant of Stock upon the completion of a specified performance period. The provisions of Other Stock-Based Awards need not be the same with respect to each recipient.

(b) Terms and Conditions. Other Stock-Based Awards made pursuant to this Section 10 shall be subject to the following terms and conditions:

    (i) Subject to the provisions of the Plan and the award agreement referred to in Paragraph 10(b)(v) of the Plan, shares of Stock subject to awards made under this Section 10 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

    (ii) Subject to the provisions of the Plan and the award agreement and unless otherwise determined by the Committee at grant, the recipient of an award under this Section 10 shall be entitled to receive, currently or on a deferred basis, interest or dividends or interest or dividend equivalents with respect to the number of shares covered by the award, as determined at the time of the award by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock or otherwise reinvested.

    (iii) Any award under Section 10 and any Stock covered by any such award shall vest or be forfeited to the extent so provided in the award agreement, as determined by the Committee, in its sole discretion.

    (iv) In the event of the participant's Retirement, Disability or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the remaining limitations (if any) imposed with respect to any or all of an award pursuant to this Section 10.

    (v) Each award under this Section 10 shall be confirmed by, and subject to the terms of, an agreement or other instrument by the Company and by the participant.

    (vi) Stock (including securities convertible into Stock) issued on a bonus basis under this Section 10 may be issued for no cash consideration.

11. Change in Control Provisions.

(a) Impact of Event. In the event of a "Change in Control," as defined in Paragraph 11(b) of the Plan, or a "Potential Change in Control," as defined in Paragraph 11(c) of the Plan, except to the extent otherwise determined by the Committee or the Board at or after grant (subject to any right of approval expressly reserved by the Committee or the Board at the time of such determination), the following acceleration and valuation provisions shall apply:

    (i) Any Stock Appreciation Rights outstanding for at least six months and any Stock Options awarded under the Plan not previously exercisable and vested shall become fully exercisable and vested, regardless of whether the amendment to the Plan pursuant to which such Stock Options shall have been granted shall have been approved by stockholders; provided, however, that if such stockholder approval shall not have been obtained prior to a Change of Control or a Potential Change of Control, any Incentive Stock Options may, with the consent of the holders thereof, be treated as Non-Qualified Stock Options.

    (ii) The restrictions and deferral limitations applicable to any Restricted Stock, Deferred Stock, Stock Purchase rights and Other Stock-Based Awards, in each case to the extent not already vested under the Plan, shall lapse and such shares and awards shall be deemed fully vested, regardless of whether the amendment to the Plan pursuant to which such Stock Options shall have been granted shall have been approved by stockholders.

    (iii) The value of all outstanding Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Purchase Rights and Other Stock-Based Awards, in each case to the extent vested (including such rights which shall have become vested pursuant to Paragraphs 11(a)(i) and (ii) of the Plan), shall be purchased by the Company ("cashout") in a manner determined by the Committee, in its sole discretion, on the basis of the "Change in Control Price" as defined in Paragraph 11(d) of the Plan as of the date such Change in Control or such Potential Change in Control is determined to have occurred or such other date as the Committee may determine prior to the Change in Control, unless the Committee shall, contemporaneously with or prior to any particular Change of Control or Potential Change of Control, determine that this Paragraph 11(a)(iii) shall not be applicable to such Change in Control or Potential Change in Control.

(b) Definition of "Change in Control." For purposes of Paragraph 11(a) of the Plan, a "Change in Control" means the happening of any of the following:

    (i) When any "person" (as defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) of the Exchange Act, including a "group" as defined in Section 13(d) of the Exchange Act, but excluding the Company and any Subsidiary and any employee benefit plan sponsored or maintained by the Company or any Subsidiary and any trustee of such plan acting as trustee) directly or indirectly becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act, as amended from time to time), of securities of the Company representing twenty-five percent or more of the combined voting power of the Company's then outstanding securities; provided, however, that a Change of Control shall not arise if such acquisition is approved by the board of directors or if the board of directors or the Committee determines that such acquisition is not a Change of Control or if the board of directors authorizes the issuance of the shares of Common Stock (or securities convertible into Common Stock or upon the exercise of which shares of Common Stock may be issued) to such persons; or

    (ii) When, during any period of twenty-four consecutive months during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board (the "Incumbent Directors") cease for any reason other than death, Disability or Retirement to constitute at least a majority thereof, provided, however, that a director who was not a director at the beginning of such 24-month period shall be deemed to have satisfied such 24-month requirement (and be an Incumbent Director) if such director was elected by, or on the recommendation of, or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually (because they were directors at the beginning of such 24-month period) or by prior operation of this Paragraph 11(b)(ii); or

    (iii) The occurrence of a transaction requiring stockholder approval for the acquisition of the Company by an entity other than the Company or a Subsidiary through purchase of assets, or by merger, or otherwise.

(c) Definition of Potential Change in Control. For purposes of Paragraph 11(a) of the Plan, a "Potential Change in Control" means the happening of any one of the following:

    (i) The approval by stockholders of an agreement by the Company, the consummation of which would result in a Change in Control of the Company as defined in Section 11(b) of the Plan; or

    (ii) The acquisition of beneficial ownership, directly or indirectly, by any entity, person or group (other than the Company or a Subsidiary or any Company employee benefit plan or any trustee of such plan acting as such trustee) of securities of the Company representing five percent or more of the combined voting power of the Company's outstanding securities and the adoption by the Board of Directors of a resolution to the effect that a Potential Change in Control of the Company has occurred for purposes of the Plan.

(d) Change in Control Price. For purposes of this Section 11, "Change in Control Price" means the highest price per share paid in any transaction reported on the principal stock exchange on which the Stock is traded or the average of the highest bid and asked prices as reported by NASDAQ, or paid or offered in any bona fide transaction related to a potential or actual Change in Control of the Company at any time during the sixty-day period immediately preceding the occurrence of the Change in Control (or, where applicable, the occurrence of the Potential Change in Control event), in each case as determined by the Committee except that, in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on transactions reported for the date on which the optionee exercises such Stock Appreciation Rights or, where applicable, the date on which a cashout occurs under Paragraph 11(a)(iii).

12. Amendments and Termination.

(a) The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made which would impair the rights of an optionee or participant under a Stock Option, Stock Appreciation Right (or Limited Stock Appreciation Right), Restricted or Deferred Stock award, Stock Purchase Right or Other Stock-Based Award theretofore granted, without the optionee's or participant's consent, and no amendment will be made without approval of the stockholders if such amendment requires stockholder approval under state law or if stockholder approval is necessary in order that the Plan comply with Rule 16b-3 of the Commission under the Exchange Act or any substitute or successor rule or if stockholder approval is necessary in order to enable the grant pursuant to the Plan of options or other awards intended to confer tax benefits upon the recipients thereof.

(b) The Committee may amend the terms of any Stock Option or other award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights or any holder without the holder's consent. The Committee may also substitute new Stock Options for previously granted Stock Options (on a one for one or other basis), including previously granted Stock Options having higher option exercise prices.

(c) Subject to the provisions of Paragraphs 12(a) and (b) of the Plan, the Board shall have broad authority to amend the Plan to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments, and, in particular, without limiting in any way the generality of the foregoing, to eliminate any provisions which are not required to included as a result of any amendment to Rule 16b-3 of the Commission pursuant to the Exchange Act.

13. Unfunded Status of Plan.

        The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained in this Plan shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to awards under this Plan; provided, however, that, unless the Committee otherwise determines with the consent of the affected participant, the existence of such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan.

14. General Provisions.

(a) The Committee may require each person purchasing shares pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the optionee or participant is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates or shares of Stock or other securities delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(b) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

(c) Neither the adoption of the Plan nor the grant of any award pursuant to the Plan shall confer upon any employee of the Company or any Subsidiary or Affiliate any right to continued employment with the Company or a Subsidiary or Affiliate, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary or Affiliate to terminate the employment of any of its employees at any time.

(d) No later than the date as of which an amount first becomes includible in the gross income of the participant for Federal income tax purposes with respect to any award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company and its Subsidiaries or Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

(e) The actual or deemed reinvestment of dividends or dividend equivalents in additional Restricted Stock (or in Deferred Stock or other types of Plan awards) at the time of any dividend payment shall only be permissible if sufficient shares of Stock are available under Section 3 of the Plan for such reinvestment (taking into account then outstanding Stock Options, Stock Purchase Rights and other Plan awards).

15. Effective Date of Plan.

        The Plan shall be effective as of the date the Plan is approved by the Board, subject to the approval of the Plan by a majority of the votes cast by the holders of the Company's Common Stock at the next annual or special meeting of stockholders. Any grants made under the Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant), but shall be conditioned on, and subject to, such approval of the Plan by such stockholders.

16.            Term of Plan.

        Stock Option, Stock Appreciation Right, Restricted Stock award, Deferred Stock award, Stock Purchase Right or Other Stock-Based Award may be granted pursuant to the Plan, until ten (10) years from the date the Plan was approved by the Board, unless the Plan shall be terminated by the Board, in its discretion, prior to such date, but awards granted prior to such termination may extend beyond that date.

                                                                  APPENDIX B


                             AUDIT COMMITTEE CHARTER


Purpose

        The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the accounting and financial reporting processes of the Company,
(2) the integrity of the financial statements of the Company, (3) the independent auditor's qualifications and independence, (4) the performance of the Company's internal audit function and independent auditors, and (5) the compliance by the Company with legal and regulatory requirements.

        The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission ("the Commission") to be included in the Company's annual proxy statement and any other Committee reports required by applicable securities laws or stock exchange listing requirements or rules.

Committee Membership

        The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence and experience requirements of Nasdaq, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Commission.

        The members of the Audit Committee shall be appointed by the Board. Audit Committee members may be replaced by the Board.

Committee Authority and Responsibilities

        The Audit Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

        The Audit Committee shall pre-approve all audit and non-audit services and shall approve all engagement fees and terms. The Audit Committee shall consult with management but shall not delegate these responsibilities.

        The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.

        The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

        The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Audit Committee shall meet with management, any internal auditors and the independent auditor in separate executive sessions.

The Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

        1. Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

        2. Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q, including disclosures made in management's discussion and analysis and the results of the independent auditor's review of the quarterly financial statements.

        3. Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including (a) any significant changes in the Company's selection or application of accounting principles, (b) any major issues as to the adequacy of the Company's internal controls, (c) the development, selection and disclosure of critical accounting estimates, and (d) analyses of the effect of alternative assumptions, estimates or GAAP methods on the Company's financial statements.

        4. Discuss with management and the Company's independent auditor:

               (a) All significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data and any material weaknesses in internal controls reported by management; and

               (b) Any significant changes in the Company's internal controls;
and

               (c) Any fraud, whether or not material, that involves
                   management or other employees who have a significant role in the Company's internal controls.

        Review disclosures made to the Audit Committee by the Company's CEO and CFO in connection with their certification of the foregoing for the Form 10-K and Form 10-Q.

        5. Discuss with management the Company's earnings press releases.

        6. Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures, if any, on the Company's financial statements.

        7. Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

        8. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit. In particular, discuss:

               (a) The adoption of, or changes to, the Company's significant auditing and accounting principles and practices as suggested by the independent auditor, any internal auditors or management.

               (b) The management letter provided by the independent auditor and the Company's response to that letter.

               (c) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

        9. Discuss with the independent auditors the matters required to be discussed by Section 10A(k) of the Securities Exchange Act of 1934, as amended, as follows:

All critical accounting policies and practices to be used;

               (b) All alternative treatments of financial information, if any, within generally accepted accounting principles that have been discussed with management of the Company, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors;

               (c) Other material written communications between the independent auditors and the management of the Company, such as any management letter or schedule of unadjusted differences.

       10. Review and discuss the adequacy and effectiveness of the Company's disclosure controls and procedures and management reports thereon.

Oversight of the Company's Relationship with the Independent Auditor
--------------------------------------------------------------------

        11. Review and evaluate the lead partner of the independent auditor team.

        12. Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm,
(c) any steps taken to deal with any such issues, (d) all relationships between the independent auditor and the Company and (e) confirmation that their audit has been performed in accordance with the requirements of Section 10A of the Securities Exchange Act of 1934. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and any internal auditor. The Audit Committee shall present its conclusions with respect to any internal auditor to the Board.

        13. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

        14. Confirm that the lead audit partner, and the lead audit partner responsible for reviewing the audit, for the Company's independent auditors has not performed audit services for the Company for in excess of the five previous fiscal years.

        15. Meet with the independent auditor prior to the audit to discuss the planning, scope and staffing of the audit.

Compliance Oversight Responsibilities
-------------------------------------

        16. Obtain from the independent auditor assurance that Section 10A(b) (Required Response to Audit Committees - Illegal Acts) of the Exchange Act has not been implicated.

            17. Obtain reports from management, any senior internal auditing executive and the independent auditor that the Company and any subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's code of ethics.

        18. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Company's financial statements or accounting policies.

        19. Discuss with management, the independent auditors, the internal auditors and the Company's General Counsel as appropriate, any legal, regulatory or compliance matters that may have a material impact on the financial statements or compliance policies, including significant changes in accounting standards or rules as promulgated by the Financial Accounting Standards Board, the Securities and Exchange Commission or other regulatory authorities with relevant jurisdiction.

Complaints
----------

        20. Establish procedures for:

               (a) The receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters.

               (b) The confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

General - The Audit Committee shall:
-------

        21. Make regular reports to the Board of Directors.

        22. Establish the policy for the Company's hiring of employees or former employees of the independent auditors who were engaged on the Company's account.

        23. Review any management decision to seek a second opinion from independent auditors other than the Company's regular independent auditors with respect to any significant accounting issue.

        24. Review and reassess the adequacy of this Committee and its Charter at least annually and recommend to the Board any changes the Committee deems appropriate.

        25. Perform any other activities consistent with this Charter, the Company's By-Laws and governing law as the Committee or the Board deems necessary or appropriate.

        26. Make available this Charter on the Company's website at www.csmcorp.com as required by the rules and regulations of the Securities and Exchange Commission and The Nasdaq Stock Market.

Limitation of Audit Committee's Role
------------------------------------

        While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

                                                                   APPENDIX C

                                 CODE OF ETHICS
                                       FOR
                            SENIOR FINANCIAL OFFICERS
                                -----------------

It is the policy of Netsmart Technologies, Inc. that the Chairman, Chief Executive Officer, Chief Financial Officer, and Controller of Netsmart Technologies, Inc. and its subsidiaries (collectively, the "Company") adhere to and advocate the following principles governing their professional and ethical conduct in the fulfillment of their responsibilities:

    1. Act with honesty and integrity, avoiding actual or apparent conflicts between his or her personal, private interests and the interests of the Company, including receiving improper personal benefits as a result of his or her position.

    2. Disclose to the Chair of the Audit Committee of the Company's Board of Directors any material transaction or relationship that reasonably could be expected to give rise to a conflict of interest.

    3. Perform responsibilities with a view to causing periodic reports and documents filed with or submitted to the SEC and all other public communications made by the Company to contain information which is accurate, complete, fair, objective, relevant, timely and understandable.


    4. Comply with laws, rules and regulations of federal, state, and local governments applicable to the Company, and with the rules and regulations of private and public regulatory agencies having jurisdiction over the Company.

    5. Act in good faith, responsibly, with due care, competence and diligence, without misrepresenting or omitting material facts or allowing independent judgment to be compromised or subordinated.

    6. Respect the confidentiality of information acquired in the course of performance of his or her responsibilities except when authorized or otherwise legally obligated to disclose any such information; not use confidential information acquired in the course of performing his or her responsibilities for personal advantage.

    7. Share knowledge and maintain skills important and relevant to the needs of the Company, its shareholders and other constituencies, and the general public.

    8. Pro-actively promote ethical behavior among subordinates and peers in his or her work environment and community.

    9. Use and control all corporate assets and resources employed by or entrusted to him or her in a responsible manner.

    10. Not use corporate information, corporate assets, corporate opportunities or his or her position with the Company for personal gain; not compete directly or indirectly with the Company.

    11. Comply in all respects with the Company's Ethical Standards and Policies.

    12. Advance the Company's legitimate interests when the opportunity arises.

Each officer covered by this Code shall report, in person or in writing, any known or suspected violations of this Code to the Chair of the Audit Committee.

The Audit Committee will investigate any reported violations and will oversee an appropriate response, including corrective action and preventative measures. Any officer who violates this Code will face appropriate, case-specific disciplinary action, which may include demotion or discharge.

Any request for a waiver of any provision of this Code must be in writing and addressed to the Board of Directors. Any waiver of this Code will be disclosed promptly on Form 8-K or any other means approved by the SEC.

It is also the Policy of the Company that each officer covered by this Code shall acknowledge and certify to the foregoing annually and file a copy of such certification with the Audit Committee of the Company's Board of Directors.



                             OFFICER'S CERTIFICATION


    I have read and understand the foregoing Code of Ethics. I hereby certify that I am in compliance with the foregoing Code of Ethics, and I will comply with the Code in the future. I understand that any violation of the Code will subject me to appropriate disciplinary action, which may include demotion or discharge.

Date:_________                                       ________________________
                                                     Name: